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                                                                    EXHIBIT 99.1


FORM OF PROXY FOR BANK OF TANGLEWOOD, N.A.


                            BANK OF TANGLEWOOD, N.A.

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANK OF
      TANGLEWOOD, N.A. FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  ______, 2002

            The undersigned shareholder of Bank of Tanglewood, a national banking association formed pursuant to the laws of the United States ("Bank of Tanglewood"), hereby appoints Robert G. Greer and Richard W. Jochetz, and either of them, the lawful attorneys and proxies of the undersigned, with several powers of substitution, to vote all shares of common stock, par value $5.00 per share, of Bank of Tanglewood which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on ____________, 2002, and any adjournments thereof with respect to the proposals described in the Proxy Statement-Prospectus and the Notice of Special Meeting of Shareholders, both dated ___________, 2002, timely receipt of which is hereby acknowledged.

            1. To consider and vote upon a proposal to approve the merger agreement among BOK Financial Corporation, TW Interim National Bank, which is a newly-formed, wholly-owned subsidiary of BOK Financial Corporation, and Bank of Tanglewood, relating to the merger of Bank of Tanglewood into TW Interim National Bank and the transactions contemplated by the merger agreement, including the merger.

    [ ]  FOR              [ ]  AGAINST               [ ] ABSTAIN


            2. To approve payments in the aggregate amount of $277,805 by Bank of Tanglewood to Robert G. Greer, Richard W. Jochetz, and James L. Tidwell pursuant to existing compensation arrangements with such executives.

    [ ]  FOR              [ ]  AGAINST               [ ] ABSTAIN


            3. In the discretion of the proxy holders, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

            (Continued and to be dated and signed on the other side)


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            THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IN
THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, FOR APPROVAL OF THE EXECUTIVE PAYMENTS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS VOTED "AGAINST" THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT, SUCH DISCRETIONARY AUTHORITY WILL NOT BE USED TO VOTE THIS PROXY FOR THE ADJOURNMENT OR POSTPONEMENT OF THE MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY MATTER WHICH IS TO BE PRESENTED FOR ACTION AT THE MEETING OTHER THAN THE MATTERS SET FORTH HEREIN.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF BANK OF TANGLEWOOD, N.A. VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. THE BOARD OF DIRECTORS (WITH MESSRS. GREER, JOCHETZ, AND TIDWELL ABSTAINING) ALSO RECOMMENDS THAT YOU VOTE TO APPROVE THE EXECUTIVE PAYMENTS IN THE AGGREGATE AMOUNT OF $277,805 PURSUANT TO THE EXISTING COMPENSATION AGREEMENTS WITH MESSRS. GREER, JOCHETZ, AND TIDWELL.

                                          Signature:


                                          -----------------------------


                                          -----------------------------

                                          Date: , 2002

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NOTE: Please sign exactly as name appears on the certificate(s) representing your shares of Bank of Tanglewood common stock. Joint owners should each sign. When signing in a fiduciary or representative capacity, please give full title as such.

THIS PROXY IS SOLICITED ON BEHALF OF BANK OF TANGLEWOOD'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY.